Deferred Tax	12 Months Ended
Sep. 30, 2023
Deferred Tax
Deferred Tax

21.    Deferred Tax

	2023	2022	2021
	$'000	$'000	$'000
At the beginning of the period	—	—	—
Movement in the year recognised in profit or loss	—	—	—
Foreign exchange on translation	—	—	—
At the end of the year	—	—	—
The deferred tax liability/(asset) is made up as follows:
Intangible asset and other timing differences	3,335	10,389	4,685
Unrelieved tax losses	(3,335)	(10,389)	(4,685)
	—	—	—

In total there are $95.281 million (2022: $42.204 million) of unrecognised deferred tax assets. This comprises an unrecognised deferred tax asset of $90.234 million (2022: $38.132 million) in respect of unrelieved tax losses carried forward and $5.047 million (2022: $4.0723 million) in respect of share scheme differences. These deferred tax assets have not been recognised as the Group is uncertain on when there will be sufficient future taxable profits against which to utilise the assets.